UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

December 10, 2015

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 10, 2015 we awarded cash bonuses to, and effective January 1, 2016, increased the annual salaries of, the named executive officers listed below, in the amounts provided:

Name	Title	Annual Salary	Bonus Award
Robert B. Jones	President and Chief Executive Officer	$393,000 (increased from $392,000)	$215,600
Peter A. Clemens	Senior Vice President and Chief Financial Officer	$286,000 (increased from $285,000)	$109,700
Albert W. Brzeczko	Vice President, Technical Affairs of Acura Pharmaceutical Technologies, Inc.	$291,000 (increased from $290,000)	$68,500
Robert A. Seiser	Vice President, Controller and Treasurer	$175,500 (increased from $175,000)	$35,200
James F. Emigh	Vice President, Corporate Development	$175,500 (increased from $175,000)	$21,400
J. Bradley Rivet	Vice President, Marketing	$175,500 (increased from $175,000)	$30,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

Date: December 16, 2015